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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 12, 2003


                        Annaly Mortgage Management, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Maryland                      1-13447              22-3479661
          ---------                     -------           ----------------
 (State or Other Jurisdiction         (Commission         (I.R.S. Employer
       Of Incorporation)              File Number)        Identification No.)



  1211 Avenue of the Americas
          Suite 2902
      New York, New York                                         10036
      ------------------                                      ----------
    (Address of Principal                                     (Zip Code)
      Executive Offices)


       Registrant's telephone number, including area code: (212) 696-0100



                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events


         On August 12, 2003, Annaly Mortgage Management, Inc. ("Annaly") entered into an amended and restated sales agency agreement (the "Agreement") with UBS Securities LLC (the "Agent"), relating to the sale of 9,353,990 shares of common stock, par value $0.01 per share, from time to time through the Agent. Sales of the shares, if any, will be made by means of ordinary brokers' transaction on the New York Stock Exchange. The Agent will be entitled to a commission equal to 3.00% of the gross sales price per share.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                    1.1 Amended and Restated Sales Agency Agreement, dated August 12, 2003 between Annaly and UBS Securities LLC





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ANNALY MORTGAGE MANAGEMENT, INC.



                                      By: /s/ Kathryn F. Fagan
                                          ---------------------------------
                                          Name:  Kathryn F. Fagan
                                          Title: Chief Financial Officer



Dated: August 12, 2003



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                                  EXHIBIT INDEX



Exhibit No.              Description
-----------              -----------

1.1 Amended and Restated Sales Agency Agreement, dated August 12, 2003 between Annaly and UBS Securities LLC